January 22, 2024                                        Exhibit 99.1

Park National Corporation reports 2023 results

NEWARK, Ohio ‒ Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the fourth quarter and the full year of 2023. Park's board of directors declared a quarterly cash dividend of $1.06 per common share, payable on March 8, 2024, to common shareholders of record as of February 16, 2024.

“We are pleased to end the year with solid loan growth for the third consecutive quarter and enter 2024 with strong asset quality,” Park Chairman and Chief Executive Officer David Trautman said. “Park bankers remain committed to providing robust financial solutions in all market conditions.”

Park’s net income for the fourth quarter of 2023 was $24.5 million, a 25.9 percent decrease from $33.1 million for the fourth quarter of 2022. Fourth quarter 2023 net income per diluted common share was $1.51, compared to $2.02 for the fourth quarter of 2022. Park’s net income for the full year of 2023 was $126.7 million, a 14.6 percent decrease from $148.4 million for the full year of 2022. Net income per diluted common share was $7.80 for the full year of 2023, compared to $9.06 for the full year of 2022.

Net income for the fourth quarter of 2023 and 2022 and the full year 2023 and 2022 included several items of income and expense that impacted comparability of prior results. These items are detailed in the "Financial Reconciliation" section of this report. Considering these items impacting comparability of prior results, Park's adjusted (non-gaap) net income for the fourth quarter of 2023 was $32.4 million, a 1.9 percent increase from adjusted (non-gaap) net income of $31.8 million for the fourth quarter of 2022. Park’s adjusted (non-gaap) net income for the full year of 2023 was $133.9 million, a 0.2 percent decrease from adjusted (non-gaap) net income of $134.2 million for the full year of 2022.

Park’s total loans increased 4.7 percent during 2023.

“The personal relationships our bankers build with customers and a substantial core deposit base are pivotal factors impacting our stable net interest margin and overall financial results,” said Park President Matthew Miller. “Our unwavering attention to these factors serves as a testament to our customers that we are a reliable and trustworthy financial partner.”

Headquartered in Newark, Ohio, Park National Corporation has $9.8 billion in total assets (as of December 31, 2023). Park's banking operations are conducted through its subsidiary The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below.
Category: Earnings
Media contact: Michelle Hamilton, 740.349.6014, media@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, investor@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.
Risks and uncertainties that could cause actual results to differ materially include, without limitation:

•Park's ability to execute our business plan successfully and within the expected timeframe as well as our ability to manage strategic initiatives;
•current and future economic and financial market conditions, either nationally or in the states in which Park and our subsidiaries do business, that may reflect deterioration in business and economic conditions, including the effects of higher unemployment rates or labor shortages, the impact of persistent inflation, the impact of continued elevated interest rates, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, U.S. fiscal debt, budget and tax matters, geopolitical matters (including the impact of the Russia-Ukraine conflict and associated sanctions and export controls as well as the Israel-Hamas conflict), and any slowdown in global economic growth, any of which may result in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans;
•factors that can impact the performance of our loan portfolio, including changes in real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers and the success of construction projects that we finance;
•the effect of monetary and other fiscal policies (including the impact of money supply, ongoing increasing market interest rate policies and policies impacting inflation, of the Federal Reserve Board, the U.S. Treasury and other governmental agencies) as well as disruption in the liquidity and functioning of U.S. financial markets, may adversely impact prepayment penalty income, mortgage banking income, income from fiduciary activities, the value of securities, deposits and other financial instruments, in addition to the loan demand and the performance of our loan portfolio, and the interest rate sensitivity of our consolidated balance sheet as well as reduce net interest margins;
•changes in the federal, state, or local tax laws may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio and otherwise negatively impact our financial performance;
•the impact of the changes in federal, state and local governmental policy, including the regulatory landscape, capital markets, elevated government debt, potential changes in tax legislation that may increase tax rates, government shutdown, infrastructure spending and social programs;
•changes in laws or requirements imposed by Park's regulators impacting Park's capital actions, including dividend payments and stock repurchases;
•changes in consumer spending, borrowing and saving habits, whether due to changes in retail distribution strategies, consumer preferences and behaviors, changes in business and economic conditions, legislative and regulatory initiatives, or other factors may be different than anticipated;
•changes in customers', suppliers', and other counterparties' performance and creditworthiness, and Park's expectations regarding future credit losses and our allowance for credit losses, may be different than anticipated due to the continuing impact of and the various responses to inflationary pressures and continued elevated interest rates;
•Park may have more credit risk and higher credit losses to the extent there are loan concentrations by location or industry of borrowers or collateral;
•the volatility from quarter to quarter of mortgage banking income, whether due to interest rates, demand, the fair value of mortgage loans, or other factors;
•the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational (including those which may result from our associates working remotely), asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business;
•competitive pressures among financial services organizations could increase significantly, including product and pricing pressures (which could in turn impact our credit spreads), changes to third-party relationships and revenues, changes in the manner of providing services, customer acquisition and retention pressures, and Park's ability to attract, develop and retain qualified banking professionals;
•uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, FDIC insurance premium levels, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank and bank holding company capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry;
•Park's ability to meet heightened supervisory requirements and expectations;
•the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, may adversely affect Park's reported financial condition or results of operations;
•Park's assumptions and estimates used in applying critical accounting policies and modeling which may prove unreliable, inaccurate or not predictive of actual results;
•the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions;
•Park's ability to anticipate and respond to technological changes and Park's reliance on, and the potential failure of, a number of third-party vendors to perform as expected, including Park's primary core banking system provider, which can impact Park's ability to respond to customer needs and meet competitive demands;
•operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent;
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

•Park's ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks, including those of Park's third-party vendors and other service providers, which may prove inadequate, and could adversely affect customer confidence in Park and/or result in Park incurring a financial loss;
•a failure in or breach of Park's operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks;
•the impact on Park's business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of the adequacy of Park's intellectual property protection in general;
•the existence or exacerbation of general geopolitical instability and uncertainty as well as the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations, closing of border crossings and changes in the relationship of the U.S. and its global trading partners);
•the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the growth rates and financial stability of certain sovereign governments, supranationals and financial institutions in Europe and Asia and the risk they may face difficulties servicing their sovereign debt;
•the effect of a fall in stock market prices on Park's asset and wealth management businesses;
•our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims, the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries, and liabilities and business restrictions resulting from litigation and regulatory investigations;
•continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends;
•the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties;
•the impact of widespread natural and other disasters, pandemics (including the COVID-19 pandemic), dislocations, regional or national protests and civil unrest (including any resulting branch closures or damages), military or terrorist activities or international hostilities (especially in light of the Russia-Ukraine conflict and the Israel-Hamas conflict) on the economy and financial markets generally and on us or our counterparties specifically;
•the potential further deterioration of the U.S. economy due to financial, political, or other shocks;
•the effect of healthcare laws in the U.S. and potential changes for such laws which may increase our healthcare and other costs and negatively impact our operations and financial results;
•the impact of larger or similar-sized financial institutions encountering problems, such as the recent closures of Silicon Valley Bank in California, Signature Bank in New York, First Republic Bank in California, and Heartland Tri-State Bank in Kansas, which may adversely affect the banking industry and/or Park's business generation and retention, funding and liquidity, including potential increased regulatory requirements and increased reputational risk and potential impacts to macroeconomic conditions;
•Park's continued ability to grow deposits or maintain adequate deposit levels in light of the recent bank failures;
•unexpected outflows of deposits which may require Park to sell investment securities at a loss;
•and other risk factors relating to the financial services industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, in "Item 1A. Risk Factors" of Part II of Park's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, in "Item 1A. Risk Factors" of Part II of Park's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 and in "Item 1A. Risk Factors" of Part II of Park's Quarterly Report on Form 10-Q for the quarterly period ended September, 30, 2023.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended December 31, 2023, September 30, 2023 and December 31, 2022

	2023	2023	2022	Percent change vs.
(in thousands, except common share and per common share data and ratios)	4th QTR	3rd QTR	4th QTR	3Q '23	4Q '22
INCOME STATEMENT:
Net interest income	$95,074	$94,269	$94,606	0.9%	0.5%
Provision for (recovery of) credit losses	1,809	(1,580)	2,981	N.M.	N.M.
Other income	15,519	27,713	26,392	(44.0)%	(41.2)%
Other expense	79,043	77,808	77,654	1.6%	1.8%
Income before income taxes	$29,741	$45,754	$40,363	(35.0)%	(26.3)%
Income taxes	5,241	8,837	7,279	(40.7)%	(28.0)%
Net income	$24,500	$36,917	$33,084	(33.6)%	(25.9)%

MARKET DATA:
Earnings per common share - basic (a)	$1.52	$2.29	$2.03	(33.6)%	(25.1)%
Earnings per common share - diluted (a)	1.51	2.28	2.02	(33.8)%	(25.2)%
Quarterly cash dividend declared per common share	1.05	1.05	1.04	—%	1.0%
Special cash dividend declared per common share	—	—	0.50	N.M.	N.M.
Book value per common share at period end	71.06	67.41	65.74	5.4%	8.1%
Market price per common share at period end	132.86	94.52	140.75	40.6%	(5.6)%
Market capitalization at period end	2,141,235	1,522,096	2,289,099	40.7%	(6.5)%

Weighted average common shares - basic (b)	16,113,215	16,133,310	16,261,136	(0.1)%	(0.9)%
Weighted average common shares - diluted (b)	16,216,562	16,217,880	16,393,179	—%	(1.1)%
Common shares outstanding at period end	16,116,479	16,103,425	16,263,583	0.1%	(0.9)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	0.98%	1.47%	1.28%	(33.3)%	(23.4)%
Return on average shareholders' equity (a)(b)	8.81%	13.28%	12.44%	(33.7)%	(29.2)%
Yield on loans	5.84%	5.65%	5.00%	3.4%	16.8%
Yield on investment securities	3.88%	3.73%	3.25%	4.0%	19.4%
Yield on money market instruments	5.30%	5.34%	3.63%	(0.7)%	46.0%
Yield on interest earning assets	5.48%	5.27%	4.57%	4.0%	19.9%
Cost of interest bearing deposits	1.84%	1.63%	0.81%	12.9%	127.2%
Cost of borrowings	4.42%	3.92%	2.88%	12.8%	53.5%
Cost of paying interest bearing liabilities	2.01%	1.76%	0.95%	14.2%	111.6%
Net interest margin (g)	4.17%	4.12%	3.98%	1.2%	4.8%
Efficiency ratio (g)	70.93%	63.25%	63.69%	12.1%	11.4%

OTHER DATA (NON-GAAP) AND BALANCE SHEET INFORMATION:
Tangible book value per common share (d)	$60.87	$57.19	$55.56	6.4%	9.6%
Average interest earning assets	9,120,407	9,178,281	9,517,746	(0.6)%	(4.2)%
Pre-tax, pre-provision net income (k)	31,550	44,174	43,344	(28.6)%	(27.2)%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended December 31, 2023, September 30, 2023 and December 31, 2022

				Percent change vs.
(in thousands, except ratios)	December 31, 2023	September 30, 2023	December 31, 2022	3Q '23	4Q '22
BALANCE SHEET:
Investment securities	$1,429,144	$1,708,827	$1,820,787	(16.4)%	(21.5)%
Loans	7,476,221	7,349,745	7,141,891	1.7%	4.7%
Allowance for credit losses	83,745	84,602	85,379	(1.0)%	(1.9)%
Goodwill and other intangible assets	164,247	164,581	165,570	(0.2)%	(0.8)%
Other real estate owned (OREO)	983	1,354	1,354	(27.4)%	(27.4)%
Total assets	9,836,453	10,000,914	9,854,993	(1.6)%	(0.2)%
Total deposits	8,042,566	8,244,724	8,234,715	(2.5)%	(2.3)%
Borrowings	517,329	541,811	416,009	(4.5)%	24.4%
Total shareholders' equity	1,145,293	1,085,564	1,069,226	5.5%	7.1%
Tangible equity (d)	981,046	920,983	903,656	6.5%	8.6%
Total nonperforming loans (l)	61,118	55,635	101,111	9.9%	(39.6)%
Total nonperforming assets (l)	62,101	56,989	102,465	9.0%	(39.4)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	76.01%	73.49%	72.47%	3.4%	4.9%
Total nonperforming loans as a % of period end loans	0.82%	0.76%	1.42%	7.9%	(42.3)%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	0.83%	0.78%	1.43%	6.4%	(42.0)%
Allowance for credit losses as a % of period end loans	1.12%	1.15%	1.20%	(2.6)%	(6.7)%
Net loan charge-offs	$2,666	$1,024	$1,563	160.4%	70.6%
Annualized net loan charge-offs as a % of average loans (b)	0.14%	0.06%	0.09%	133.3%	55.6%

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	11.64%	10.85%	10.85%	7.3%	7.3%
Tangible equity (d) / Tangible assets (f)	10.14%	9.36%	9.33%	8.3%	8.7%
Average shareholders' equity / Average assets (b)	11.16%	11.07%	10.27%	0.8%	8.7%
Average shareholders' equity / Average loans (b)	14.94%	15.17%	14.85%	(1.5)%	0.6%
Average loans / Average deposits (b)	89.48%	86.69%	81.87%	3.2%	9.3%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Year ended December 31, 2023 and December 31, 2022

(in thousands, except share and per share data)	2023	2022	Percent change vs '22
INCOME STATEMENT:
Net interest income	$373,113	$347,059	7.5%
Provision for credit losses	2,904	4,557	(36.3)%
Other income	92,634	135,935	(31.9)%
Other expense	309,239	297,978	3.8%
Income before income taxes	$153,604	$180,459	(14.9)%
Income taxes	26,870	32,108	(16.3)%
Net income	$126,734	$148,351	(14.6)%

MARKET DATA:
Earnings per common share - basic (a)	$7.84	$9.13	(14.1)%
Earnings per common share - diluted (a)	7.80	9.06	(13.9)%
Quarterly cash dividends declared per common share	4.20	4.16	1.0%
Special cash dividends declared per common share	—	0.50	N.M.

Weighted average common shares - basic (b)	16,163,500	16,246,009	(0.5)%
Weighted average common shares - diluted (b)	16,250,019	16,365,309	(0.7)%

PERFORMANCE RATIOS:
Return on average assets (a)(b)	1.27%	1.48%	(14.2)%
Return on average shareholders' equity (a)(b)	11.55%	13.78%	(16.2)%
Yield on loans	5.55%	4.65%	19.4%
Yield on investment securities	3.73%	2.66%	40.2%
Yield on money market instruments	5.00%	2.07%	141.5%
Yield on interest earning assets	5.18%	4.14%	25.1%
Cost of interest bearing deposits	1.52%	0.39%	289.7%
Cost of borrowings	3.79%	2.59%	46.3%
Cost of paying interest bearing liabilities	1.67%	0.54%	209.3%
Net interest margin (g)	4.11%	3.80%	8.2%
Efficiency ratio (g)	65.87%	61.24%	7.6%

ASSET QUALITY RATIOS
Net loan charge-offs	$4,921	$2,375	107.2%
Net loan charge-offs as a % of average loans (b)	0.07%	0.03%	133.3%

CAPITAL & LIQUIDITY
Average shareholders' equity / Average assets (b)	11.02%	10.72%	2.8%
Average shareholders' equity / Average loans (b)	15.19%	15.48%	(1.9)%
Average loans / Average deposits (b)	86.39%	82.32%	4.9%

OTHER DATA (NON-GAAP) AND BALANCE SHEET:
Average interest earning assets	$9,171,721	$9,227,377	(0.6)%
Pre-tax, pre-provision net income (k)	156,508	185,016	(15.4)%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Twelve Months Ended
	December 31		December 31
(in thousands, except share and per share data)	2023	2022	2023	2022

Interest income:
Interest and fees on loans	$108,495	$89,382	$399,795	$323,107
Interest on debt securities:
Taxable	13,055	11,974	52,786	36,047
Tax-exempt	2,248	2,918	10,966	10,964
Other interest income	1,408	4,536	8,123	8,129
Total interest income	125,206	108,810	471,670	378,247

Interest expense:
Interest on deposits:
Demand and savings deposits	19,467	10,205	71,776	17,646
Time deposits	6,267	1,061	12,677	3,314
Interest on borrowings	4,398	2,938	14,104	10,228
Total interest expense	30,132	14,204	98,557	31,188

Net interest income	95,074	94,606	373,113	347,059

Provision for credit losses	1,809	2,981	2,904	4,557

Net interest income after provision for credit losses	93,265	91,625	370,209	342,502

Other income	15,519	26,392	92,634	135,935

Other expense	79,043	77,654	309,239	297,978

Income before income taxes	29,741	40,363	153,604	180,459

Income taxes	5,241	7,279	26,870	32,108

Net income	$24,500	$33,084	$126,734	$148,351

Per common share:
Net income - basic	$1.52	$2.03	$7.84	$9.13
Net income - diluted	$1.51	$2.02	$7.80	$9.06

Weighted average common shares - basic	16,113,215	16,261,136	16,163,500	16,246,009
Weighted average common shares - diluted	16,216,562	16,393,719	16,250,019	16,365,309

Cash dividends declared:
Quarterly dividend	$1.05	$1.04	$4.20	$4.16
Special dividend	$—	$0.50	$—	$0.50

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	December 31, 2023	December 31, 2022

Assets

Cash and due from banks	$160,477	$156,750
Money market instruments	57,791	32,978
Investment securities	1,429,144	1,820,787
Loans	7,476,221	7,141,891
Allowance for credit losses	(83,745)	(85,379)
Loans, net	7,392,476	7,056,512
Bank premises and equipment, net	74,211	82,126
Goodwill and other intangible assets	164,247	165,570
Other real estate owned	983	1,354
Other assets	557,124	538,916
Total assets	$9,836,453	$9,854,993

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,628,234	$3,074,276
Interest bearing	5,414,332	5,160,439
Total deposits	8,042,566	8,234,715
Borrowings	517,329	416,009
Other liabilities	131,265	135,043
Total liabilities	$8,691,160	$8,785,767

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at December 31, 2023 and December 31, 2022)	$—	$—
Common shares (No par value; 20,000,000 shares authorized; 17,623,104 shares issued at December 31, 2023 and December 31, 2022)	463,280	462,404
Accumulated other comprehensive loss, net of taxes	(66,191)	(102,394)
Retained earnings	903,877	847,235
Treasury shares (1,506,625 shares at December 31, 2023 and 1,359,521 shares at December 31, 2022)	(155,673)	(138,019)
Total shareholders' equity	$1,145,293	$1,069,226
Total liabilities and shareholders' equity	$9,836,453	$9,854,993

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands)	2023	2022	2023	2022

Assets

Cash and due from banks	$134,593	$145,040	$147,414	$157,295
Money market instruments	105,425	495,350	162,544	392,256
Investment securities	1,544,942	1,811,403	1,716,037	1,843,484
Loans	7,387,512	7,108,956	7,222,479	6,955,674
Allowance for credit losses	(85,493)	(83,478)	(87,002)	(81,736)
Loans, net	7,302,019	7,025,478	7,135,477	6,873,938
Bank premises and equipment, net	76,718	83,992	79,443	86,322
Goodwill and other intangible assets	164,466	165,794	164,960	166,337
Other real estate owned	1,342	1,354	1,654	1,161
Other assets	560,683	551,245	550,025	523,415
Total assets	$9,890,188	$10,279,656	$9,957,554	$10,044,208

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,694,148	$3,134,544	$2,814,259	$3,093,019
Interest bearing	5,561,845	5,548,542	5,546,015	5,356,809
Total deposits	8,255,993	8,683,086	8,360,274	8,449,828
Borrowings	394,423	405,146	371,955	395,515
Other liabilities	136,046	135,915	128,182	121,986
Total liabilities	$8,786,462	$9,224,147	$8,860,411	$8,967,329

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	461,864	461,391	460,973	460,696
Accumulated other comprehensive loss, net of taxes	(108,219)	(121,416)	(98,154)	(65,374)
Retained earnings	906,091	853,802	884,711	821,382
Treasury shares	(156,010)	(138,268)	(150,387)	(139,825)
Total shareholders' equity	$1,103,726	$1,055,509	$1,097,143	$1,076,879
Total liabilities and shareholders' equity	$9,890,188	$10,279,656	$9,957,554	$10,044,208

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2023	2023	2023	2023	2022
(in thousands, except per share data)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Interest income:
Interest and fees on loans	$108,495	$103,258	$96,428	$91,614	$89,382
Interest on debt securities:
Taxable	13,055	13,321	13,431	12,979	11,974
Tax-exempt	2,248	2,900	2,906	2,912	2,918
Other interest income	1,408	1,410	1,909	3,396	4,536
Total interest income	125,206	120,889	114,674	110,901	108,810

Interest expense:
Interest on deposits:
Demand and savings deposits	19,467	20,029	18,068	14,212	10,205
Time deposits	6,267	3,097	1,966	1,347	1,061
Interest on borrowings	4,398	3,494	3,068	3,144	2,938
Total interest expense	30,132	26,620	23,102	18,703	14,204

Net interest income	95,074	94,269	91,572	92,198	94,606

Provision for (recovery of) credit losses	1,809	(1,580)	2,492	183	2,981

Net interest income after provision for (recovery of ) credit losses	93,265	95,849	89,080	92,015	91,625

Other income	15,519	27,713	25,015	24,387	26,392

Other expense	79,043	77,808	75,885	76,503	77,654

Income before income taxes	29,741	45,754	38,210	39,899	40,363

Income taxes	5,241	8,837	6,626	6,166	7,279

Net income	$24,500	$36,917	$31,584	$33,733	$33,084

Per common share:
Net income - basic	$1.52	$2.29	$1.95	$2.08	$2.03
Net income - diluted	$1.51	$2.28	$1.94	$2.07	$2.02

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2023	2023	2023	2023	2022
(in thousands)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Other income:
Income from fiduciary activities	$8,943	$9,100	$8,816	$8,615	$8,219
Service charges on deposit accounts	2,054	2,109	2,041	2,241	2,595
Other service income	2,349	2,615	2,639	2,697	2,580
Debit card fee income	6,583	6,652	6,830	6,457	6,675
Bank owned life insurance income	1,373	1,448	1,332	1,185	1,366
ATM fees	517	575	553	533	548
(Loss) gain on the sale of OREO, net	—	(6)	12	(9)	—
Loss on sale of debt securities, net	(7,875)	—	—	—	—
Gain (loss) on equity securities, net	353	998	25	(405)	(165)
Other components of net periodic benefit income	1,893	1,893	1,893	1,893	3,027
Miscellaneous	(671)	2,329	874	1,180	1,547
Total other income	$15,519	$27,713	$25,015	$24,387	$26,392

Other expense:
Salaries	$36,192	$34,525	$33,649	$34,871	$33,837
Employee benefits	10,088	10,822	10,538	10,816	9,895
Occupancy expense	3,344	3,203	3,214	3,353	4,157
Furniture and equipment expense	2,824	3,060	3,103	3,246	3,118
Data processing fees	9,605	9,700	9,582	8,750	8,537
Professional fees and services	7,015	7,572	7,365	7,221	9,845
Marketing	1,716	1,197	1,239	1,319	1,404
Insurance	1,708	2,158	1,960	1,814	1,526
Communication	993	1,135	1,045	1,037	968
State tax expense	1,158	1,125	1,096	1,278	1,040
Amortization of intangible assets	334	334	328	327	341
Foundation contributions	1,000	—	—	—	—
Miscellaneous	3,066	2,977	2,766	2,471	2,986
Total other expense	$79,043	$77,808	$75,885	$76,503	$77,654

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

	Year ended December 31,
(in thousands, except ratios)	2023	2022	2021	2020	2019

Allowance for credit losses:
Allowance for credit losses, beginning of period	$85,379	$83,197	$85,675	$56,679	$51,512
Cumulative change in accounting principle; adoption of ASU 2022-02 in 2023 and ASU 2016-13 in 2021	383	—	6,090	—	—
Charge-offs	10,863	9,133	5,093	10,304	11,177
Recoveries	5,942	6,758	8,441	27,246	10,173
Net charge-offs (recoveries)	4,921	2,375	(3,348)	(16,942)	1,004
Provision for (recovery of) credit losses	2,904	4,557	(11,916)	12,054	6,171
Allowance for credit losses, end of period	$83,745	$85,379	$83,197	$85,675	$56,679

General reserve trends:
Allowance for credit losses, end of period	$83,745	$85,379	$83,197	$85,675	$56,679
Allowance on accruing purchased credit deteriorated ("PCD") loans (purchased credit impaired ("PCI") loans for years 2020 and prior)	—	—	—	167	268
Allowance on purchased loans excluded from collectively evaluated loans (for years 2020 and prior)	N.A.	N.A.	N.A.	678	—
Specific reserves on individually evaluated loans	4,983	3,566	1,616	5,434	5,230
General reserves on collectively evaluated loans	$78,762	$81,813	$81,581	$79,396	$51,181

Total loans	$7,476,221	$7,141,891	$6,871,122	$7,177,785	$6,501,404
Accruing PCD loans (PCI loans for years 2020 and prior)	2,835	4,653	7,149	11,153	14,331
Purchased loans excluded from collectively evaluated loans (for years 2020 and prior)	N.A.	N.A.	N.A.	360,056	548,436
Individually evaluated loans (l)	45,215	78,341	74,502	108,407	77,459
Collectively evaluated loans	$7,428,171	$7,058,897	$6,789,471	$6,698,169	$5,861,178

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans	0.07%	0.03%	(0.05)%	(0.24)%	0.02%
Allowance for credit losses as a % of period end loans	1.12%	1.20%	1.21%	1.19%	0.87%
Allowance for credit losses as a % of period end loans (excluding PPP loans) (j)	1.12%	1.20%	1.22%	1.25%	N.A.
General reserve as a % of collectively evaluated loans	1.06%	1.16%	1.20%	1.19%	0.87%
General reserves as a % of collectively evaluated loans (excluding PPP loans) (j)	1.06%	1.16%	1.21%	1.24%	N.A.

Nonperforming assets:
Nonaccrual loans	$60,259	$79,696	$72,722	$117,368	$90,080
Accruing troubled debt restructurings (for years 2022 and prior) (l)	N.A.	20,134	28,323	20,788	21,215
Loans past due 90 days or more	859	1,281	1,607	1,458	2,658
Total nonperforming loans	$61,118	$101,111	$102,652	$139,614	$113,953
Other real estate owned	983	1,354	775	1,431	4,029
Other nonperforming assets	—	—	2,750	3,164	3,599
Total nonperforming assets	$62,101	$102,465	$106,177	$144,209	$121,581
Percentage of nonaccrual loans to period end loans	0.81%	1.12%	1.06%	1.64%	1.39%
Percentage of nonperforming loans to period end loans	0.82%	1.42%	1.49%	1.95%	1.75%
Percentage of nonperforming assets to period end loans	0.83%	1.43%	1.55%	2.01%	1.87%
Percentage of nonperforming assets to period end total assets	0.63%	1.04%	1.11%	1.55%	1.42%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

	Year ended December 31,
(in thousands, except ratios)	2023	2022	2021	2020	2019

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$79,696	$72,722	$117,368	$90,080	$67,954
New nonaccrual loans	48,280	64,918	38,478	103,386	81,009
Resolved nonaccrual loans	67,717	57,944	83,124	76,098	58,883
Nonaccrual loans, end of period	$60,259	$79,696	$72,722	$117,368	$90,080

Individually evaluated commercial loan portfolio information (period end): (l)
Unpaid principal balance	$47,564	$80,116	$75,126	$109,062	$78,178
Prior charge-offs	2,349	1,775	624	655	719
Remaining principal balance	45,215	78,341	74,502	108,407	77,459
Specific reserves	4,983	3,566	1,616	5,434	5,230
Book value, after specific reserves	$40,232	$74,775	$72,886	$102,973	$72,229

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
(in thousands, except share and per share data)	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Net interest income	$95,074	$94,269	$94,606	$373,113	$347,059
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	124	145	258	633	1,780
less interest income on former Vision Bank relationships	35	9	707	631	3,703
Net interest income - adjusted	$94,915	$94,115	$93,641	$371,849	$341,576

Provision for (recovery of) credit losses	$1,809	$(1,580)	$2,981	$2,904	$4,557
less recoveries on former Vision Bank relationships	—	(40)	(792)	(788)	(1,319)
Provision for (recovery of) credit losses - adjusted	$1,809	$(1,540)	$3,773	$3,692	$5,876

Other income	$15,519	$27,713	$26,392	$92,634	$135,935
less loss on sale of debt securities, net	(7,875)	—	—	(7,875)	—
less write-downs on strategic initiatives	(1,038)	—	—	(1,038)	—
less Vision related gain on the sale of OREO, net	—	—	—	—	5,607
less Vision related OREO valuation markup	46	—	—	46	12,009
less other service income related to former Vision Bank relationships	40	—	285	175	788
Other income - adjusted	$24,346	$27,713	$26,107	$101,326	$117,531

Other expense	$79,043	$77,808	$77,654	$309,239	$297,978
less Foundation contribution	1,000	—	—	1,000	4,000
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	334	334	341	1,323	1,487
less direct expenses related to collection of payments on former Vision Bank loan relationships	—	—	100	100	1,761
Other expense - adjusted	$77,709	$77,474	$77,213	$306,816	$290,730

Tax effect of adjustments to net income identified above (i)	$2,100	$29	$(336)	$1,903	$(3,771)

Net income - reported	$24,500	$36,917	$33,084	$126,734	$148,351
Net income - adjusted (h)	$32,402	$37,028	$31,819	$133,894	$134,164

Diluted earnings per common share	$1.51	$2.28	$2.02	$7.80	$9.06
Diluted earnings per common share, adjusted (h)	$2.00	$2.28	$1.94	$8.24	$8.20

Annualized return on average assets (a)(b)	0.98%	1.47%	1.28%	1.27%	1.48%
Annualized return on average assets, adjusted (a)(b)(h)	1.30%	1.47%	1.23%	1.34%	1.34%

Annualized return on average tangible assets (a)(b)(e)	1.00%	1.49%	1.30%	1.29%	1.50%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.32%	1.50%	1.25%	1.37%	1.36%

Annualized return on average shareholders' equity (a)(b)	8.81%	13.28%	12.44%	11.55%	13.78%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	11.65%	13.32%	11.96%	12.20%	12.46%

Annualized return on average tangible equity (a)(b)(c)	10.35%	15.62%	14.75%	13.60%	16.29%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	13.69%	15.66%	14.19%	14.36%	14.73%

Efficiency ratio (g)	70.93%	63.25%	63.69%	65.87%	61.24%
Efficiency ratio, adjusted (g)(h)	64.70%	63.05%	63.99%	64.34%	62.84%

Annualized net interest margin (g)	4.17%	4.12%	3.98%	4.11%	3.80%
Annualized net interest margin, adjusted (g)(h)	4.17%	4.11%	3.94%	4.09%	3.74%
Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended December 31, 2023, September 30, 2023, and December 31, 2022 and the twelve months ended December 31, 2023 and December 30, 2022, as appropriate
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
AVERAGE SHAREHOLDERS' EQUITY	$1,103,726	$1,102,677	$1,055,509	$1,097,143	$1,076,879
Less: Average goodwill and other intangible assets	164,466	164,801	165,794	164,960	166,337
AVERAGE TANGIBLE EQUITY	$939,260	$937,876	$889,715	$932,183	$910,542

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	December 31, 2023	September 30, 2023	December 31, 2022
TOTAL SHAREHOLDERS' EQUITY	$1,145,293	$1,085,564	$1,069,226
Less: Goodwill and other intangible assets	164,247	164,581	165,570
TANGIBLE EQUITY	$981,046	$920,983	$903,656

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
AVERAGE ASSETS	$9,890,188	$9,965,114	$10,279,656	$9,957,554	$10,044,208
Less: Average goodwill and other intangible assets	164,466	164,801	165,794	164,960	166,337
AVERAGE TANGIBLE ASSETS	$9,725,722	$9,800,313	$10,113,862	$9,792,594	$9,877,871

(f) Tangible equity divided by tangible assets. Tangible assets equal total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	December 31, 2023	September 30, 2023	December 31, 2022
TOTAL ASSETS	$9,836,453	$10,000,914	$9,854,993
Less: Goodwill and other intangible assets	164,247	164,581	165,570
TANGIBLE ASSETS	$9,672,206	$9,836,333	$9,689,423

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets, in each case during the applicable period.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Interest income	$125,206	$120,889	$108,810	$471,670	$378,247
Fully taxable equivalent adjustment	838	1,042	918	3,726	3,541
Fully taxable equivalent interest income	$126,044	$121,931	$109,728	$475,396	$381,788
Interest expense	30,132	26,620	14,204	98,557	31,188
Fully taxable equivalent net interest income	$95,912	$95,311	$95,524	$376,839	$350,600

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, provision for (recovery of) credit losses, other income, other expense and tax effect of adjustments to net income.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) Excludes $2.1 million of PPP loans and $2,000 in related allowance at December 31, 2023, $4.2 million of PPP loans and $4,000 in related allowance at December 31, 2022, $74.4 million of PPP loans and $77,000 in related allowance at December 31, 2021 and $331.6 million of PPP loans and $337,000 in related allowance at December 31, 2020.
(k) Pre-tax, pre-provision ("PTPP") net income is calculated as net income, plus income taxes, plus the provision for (recovery of) credit losses, in each case during the applicable period. PTPP net income is a common industry metric utilized in capital analysis and review. PTPP is used to assess the operating performance of Park while excluding the impact of the provision for (recovery of) credit losses.

RECONCILIATION OF PRE-TAX, PRE-PROVISION NET INCOME
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Net income	$24,500	$36,917	$33,084	$126,734	$148,351
Plus: Income taxes	5,241	8,837	7,279	26,870	32,108
Plus: Provision for (recovery of) credit losses	1,809	(1,580)	2,981	2,904	4,557
Pre-tax, pre-provision net income	$31,550	$44,174	$43,344	$156,508	$185,016

(l) Effective January 1, 2023, Park adopted Accounting Standards Update ("ASU") 2022-02. Among other things, this ASU eliminated the concept of troubled debt restructurings ("TDRs"). As a result of the adoption of this ASU and elimination of the concept of TDRs, total nonperforming loans ("NPLs") and total nonperforming assets ("NPAs") each decreased by $20.1 million effective January 1, 2023. Additionally, as a result of the adoption of this ASU, individually evaluated loans decreased by $11.5 million effective January 1, 2023.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com